SSgA FUNDS

SUPPLEMENT DATED JULY 20, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2006

SSgA LIFE SOLUTIONS FUNDS

Shareholders of the SSgA Life Solutions Funds (the “Funds”) are hereby notified that the first paragraph appearing under the Prospectus heading “Investment Objective and Principal Investment Strategies” with respect to the Funds is hereby revised in its entirety as follows:

Life Solutions Funds. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the SSgA Funds’ portfolios and exchange traded funds that are advised or sponsored by the Advisor or its affiliates (the “Underlying Funds”).This arrangement is referred to as a “fund of funds.”  These combinations offer varying degrees of potential risk and reward.  The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund’s investment objective is nonfundamental:

Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Life Solutions Growth Fund seeks long-term growth of capital.

The remainder of the Prospectus section entitled “Investment Objective and Principal Investment Strategies” is unchanged.  Capitalized terms not otherwise defined in this supplement have the meanings set forth in the Funds’ Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSgA FUNDS

SUPPLEMENT DATED JULY 20, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2006

SSgA HIGH YIELD BOND FUND

Shareholders of the SSgA High Yield Bond Fund (the “Fund”) are hereby notified that the Fund’s benchmark will change to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index effective immediately.  Accordingly, the third paragraph in the Prospectus section “Investment Objective and Principal Investment Strategies” with respect to the Fund is hereby revised to read in its entirety as follows:

The Fund seeks to match or exceed the total return performance of the Lehman Brothers® U.S. Corporate High Yield 2% Issuer Cap Index (the “Index”) by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries.  The duration of the instruments in which the Fund invests is linked to the Index. The Index includes all components of the Lehman Brothers® High Yield Bond Index, however, individual components are weight-capped at 2%. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase total return to the Fund.

The remainder of the Prospectus section entitled “Investment Objective and Principal Investment Strategies” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE